EXHIBIT 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE ACTING CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of MultiCell Technologies, Inc. (the "Company") hereby certifies that to the best of his knowledge:

The Quarterly Report on Form 10-QSB of the Company for the period ended May 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 13, 2004

By:  /s/ W. Gerald Newmin
W. Gerald Newmin
Chief Executive Officer, President and Acting Chief Financial Officer

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